UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Occidental Petroleum Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 29, 2020.

5 GREENWAY PLAZA, SUITE 110
HOUSTON, TEXAS 77046

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	April 3, 2020
Date:	May 29, 2020	Time:	9:00 a.m. Central Time
Location:	Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/OXY2020.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/OXY2020 and be sure to have the sixteen-digit control number that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in Occidental Petroleum Corporation.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
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Notice and Proxy Statement           Annual Report

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During The Meeting:
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote "FOR"
each nominee listed in Proposal 1.
1.	Election of Directors
Nominees:
	1a.	Stephen I. Chazen
	1b.	Andrew Gould
	1c.	Nicholas Graziano
	1d.	Carlos M. Gutierrez
	1e.	Vicki Hollub
	1f.	William R. Klesse
	1g.	Andrew N. Langham
	1h.	Jack B. Moore
	1i.	Margarita Paláu-Hernández
	1j.	Avedick B. Poladian
	1k.	Robert M. Shearer

The Board of Directors recommends a vote "FOR" Proposals 2 through 9.

2.	Advisory Vote to Approve Named Executive Officer Compensation

3.	Ratification of Selection of KPMG as Occidental's Independent Auditor

4.	Approve Occidental's Amended and Restated 2015 Long-Term Incentive Plan

5.	Approve the Issuance of Common Stock Underlying the Berkshire Hathaway Warrant

6.	Approve an Increase in Authorized Shares of Common Stock

7.	Adopt Amendments to the Charter to Enhance Shareholders' Ability to Act by Written Consent

8.	Adopt Amendments to the Charter to Lower the Ownership Threshold for Shareholders to Call Special Meetings to 15% and Make Other Clarifying Amendments

9.	Approve the Rights Agreement